Note 16 - Commitments, Contingencies, and Obligations	12 Months Ended
Dec. 31, 2023
Disclosure Text Block [Abstract]
Commitments, Contingencies, and Obligations
Note 16: Commitments, Contingencies, and Obligations
Johnny M Mine Area near San Mateo, McKinley County and San Mateo Creek Basin, New
Mexico
In August 2012, Hecla Limited and the U.S. Environmental Protection Agency (the “EPA”) entered into a Settlement Agreement
and
Administrative Order on Consent for Removal Action (“Consent Order”) regarding the Johnny M Mine Area near San Mateo, McKinley County, New Mexico. Mining at the Johnny M Mine was conducted for a limited period of time by a predecessor of Hecla Limited, and the EPA had previously asserted that Hecla Limited may be responsible under the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) for environmental remediation and past costs incurred by the EPA at the site. Under the Consent Order, Hecla Limited agreed to pay (i) $1.1 million to the EPA for its past response costs at the site and (ii) any future response costs at the site under the Consent Order, in exchange for a covenant not to sue by the EPA. In December 2014, Hecla Limited submitted to the EPA the Engineering Evaluation and Cost Analysis (“EE/CA”) for the site which recommended on-site disposal of mine-related material. In January 2021, the parties began
negotiating a new consent order to design and implement the on-site disposal response action recommended in the EE/CA. Based on the foregoing, we believe it is probable that Hecla Limited will incur a liability for the CERCLA removal action and we have accrued $10.1 million, primarily representing estimated current costs to design and implement the remedy, which are subject to change as fieldwork is performed. It is possible that Hecla Limited’s liability will be more than $10.1 million, and any increase in liability could have a material adverse effect on Hecla Limited’s or our results of operations or financial position.
The Johnny M Mine is in an area known as the San Mateo Creek Basin (“SMCB”), which is an approximately 321 square mile area in New Mexico that contains numerous legacy uranium mines and mills. In addition to Johnny M, Hecla Limited’s predecessor was involved at other mining sites within the SMCB. The EPA appears to have deferred consideration of listing the SMCB site on CERCLA’s National Priorities List (“Superfund”) by removing the site from its emphasis list, and is working with various potentially responsible parties (“PRPs”) at the site in order to study and potentially address perceived groundwater issues within the SMCB. The EE/CA discussed above relates primarily to contaminated rock and soil at the Johnny M site, not groundwater and not elsewhere within the SMCB site. It is possible that Hecla Limited’s liability at the Johnny M Site, and for any other mine site within the SMCB at which Hecla Limited’s predecessor may have operated, will be greater than our current accrual of $10.1 million due to the increased scope of required remediation.

In July 2018, the EPA informed Hecla Limited that it and several other PRPs may be liable for cleanup of the SMCB site or for costs incurred by the EPA in cleaning up the site. The EPA stated it has incurred approximately $9.6 million in response costs to date. On May 2, 2022, Hecla Limited received a letter from a PRP notifying Hecla Limited that three PRPs will seek cost recovery and contribution from Hecla Limited under CERCLA for certain investigatory work performed by the PRPs at the SMCB site. Hecla Limited cannot with reasonable certainty estimate the amount or range of liability, if any, relating to this matter because of, among other reasons, the lack of information concerning the site, including the relative contributions of contamination by the various PRPs.
Carpenter Snow Creek and Barker-Hughesville Sites in Montana
In July 2010, the EPA made a formal request to Hecla for information regarding the Carpenter Snow Creek Superfund site located in
Cascade
County, Montana. The Carpenter Snow Creek site is located in a historical mining district, and in the early 1980s Hecla Limited leased 6 mining claims and performed limited exploration activities at the site. Hecla Limited terminated the mining lease in 1988.
In June 2011, the EPA informed Hecla Limited that it believes Hecla Limited, and several other PRPs, may be liable for cleanup of the site or for costs incurred by the EPA in cleaning up the site. The EPA stated in the letter that it has incurred approximately $4.5 million in response costs and estimated that total remediation costs may exceed $100 million. Hecla Limited cannot with reasonable certainty estimate the amount or range of liability, if any, relating to this matter because of, among other reasons, the lack of information concerning the site, including the relative contributions of contamination by various other PRPs.
In February 2017, the EPA made a formal request to Hecla for information regarding the Barker-Hughesville Mining District Superfund site located in Judith Basin and Cascade Counties, Montana. Hecla Limited submitted a response in April 2017. The Barker-Hughesville site is located in a historic mining district, and between approximately June and December 1983, Hecla Limited was party to an agreement with another mining company under which limited exploration activities occurred at or near the site.
In August 2018, the EPA informed Hecla Limited that it and several other PRPs may be liable for cleanup of the site or for costs incurred by the EPA in cleaning up the site. The EPA did not include an amount of its alleged response costs to date. Hecla Limited cannot with reasonable certainty estimate the amount or range of liability, if any, relating to this matter because of, among other reasons, the lack of information concerning past or anticipated future costs at the site and the relative contributions of contamination by various other PRPs.
Lucky Friday and Keno Hill Environmental Issues
On July 12, 2022, our Lucky Friday mine received a notice of violation from the EPA alleging violations of the Clean Water Act between 2018 and 2021 relating primarily to concentration levels of zinc and lead in the mine’s permitted water discharges. Currently, the EPA has not initiated any formal enforcement proceeding against our Lucky Friday subsidiary. In civil judicial cases, the EPA can seek statutory penalties up to $59,973 per day per violation and, in administrative actions, the EPA can seek administrative penalties up to $23,989 per day per violation with a maximum administrative penalty of $299,989 for all alleged violations. The EPA typically pursues administrative penalties. At this time, we cannot reasonably assess the amount of penalties the EPA may seek, or predict the terms of any potential settlement with the EPA.
On December 14, 2023 and January 29, 2024, our Keno Hill mine received notice from the Yukon government that it is charged with violating the Quartz Mining Act and the Waters Act, two statutes of the Yukon Territory, relating to alleged violations of Keno Hill’s mining license and water license. The allegations are that the mine stored hazardous materials inconsistent with the terms of its mining license on or between April 19, 2022 and July 25, 2023 and exceeded water discharge limits in its water license on June 27 and December 6, 2023. If convicted, the maximum fine for an offense under both of these laws is $100,000 per offense. Because we are at the initial stages of this regulatory proceeding, we cannot reasonably predict the outcome of this matter at this time.
Litigation Related to Klondex Acquisition
On May 24, 2019, a purported Hecla stockholder filed a putative class action lawsuit in the U.S. District Court for the Southern District of New York against Hecla and certain of our executive officers, one of whom is also a director. The complaint, purportedly brought on behalf of all purchasers of Hecla common stock from March 19, 2018 through and including May 8, 2019, asserts claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder and seeks, among other things, damages and costs and expenses. Specifically, the complaint alleges that Hecla, under the authority and control of the individual defendants, made certain material false and misleading statements and omitted certain material information regarding Hecla’s Nevada

Operations. The complaint alleges that these misstatements and omissions artificially inflated the market price of Hecla common stock during the class period, thus purportedly harming investors. The Court granted our Motion to Dismiss the lawsuit, without prejudice, in February 2023, and the plaintiffs filed an amended complaint in March 2023 which repeats the same claims. We have filed a Motion to Dismiss the amended complaint. We cannot predict the outcome of this lawsuit or estimate damages if plaintiffs were to prevail. We believe that these claims are without merit and intend to defend them vigorously.
Related to this class action lawsuit, Hecla has been named as a nominal defendant in a shareholder derivative lawsuit which also
names
as
defendants certain current and past (i) members of Hecla’s board of directors and (ii) officers of Hecla. The case was filed on May 4, 2022 in the Delaware Chancery Court. In general terms, the suit alleges breaches of fiduciary duties by the individual defendants, waste of corporate assets and unjust enrichment, and seeks damages, purportedly on behalf of Hecla.
Debt
See
Note 9
for information on the commitments related to our debt arrangements as of December 31, 2023.
Other Commitments
Our contractual obligations as of December 31, 2023 included open purchase orders and commitments of $11.4 million, $8.1 million, $10.7 million, $2.8 million and $3.5 million for various capital and non-capital items at Greens Creek, Lucky Friday, Keno Hill, Casa Berardi and Other, respectively. We also have total commitments of $29.8 million relating to scheduled payments on finance leases, including interest, primarily for equipment at our Greens Creek, Lucky Friday, Casa Berardi, and Keno Hill units, and total commitments of $11.6 million relating to payments on operating leases (see
Note 9
for more information). As part of our ongoing business and operations, we are required to provide surety bonds, bank letters of credit, and restricted deposits for various purposes, including financial support for environmental reclamation obligations and workers compensation programs. As of December 31, 2023, we had surety bonds totaling $195.4 million and letters of credit totaling $6.9 million in place as financial support for future reclamation and closure costs, self-insurance, and employee benefit plans. The obligations associated with these instruments are generally related to performance requirements that we address through ongoing operations. As the requirements are met, the beneficiary of the associated instruments cancels or returns the instrument to the issuing entity. Certain of these instruments are associated with operating sites with long-lived assets and will remain outstanding until closure of the sites. We believe we are in compliance with all applicable bonding requirements and will be able to satisfy future bonding requirements as they arise.
Other Contingencies
We also have certain other contingencies resulting from litigation, claims, EPA investigations, and other commitments
and
are
subject
to a
variety
of environmental and safety laws and regulations incident to the ordinary course of business. We currently have no basis to conclude that any or all of such contingencies will materially affect our financial position, results of operations or cash flows. However, in the future, there may be changes to these contingencies, or additional contingencies may occur, any of which might result in an accrual or a change in current accruals recorded by us, and there can be no assurance that their ultimate disposition will not have a material adverse effect on our financial position, results of operations or cash flows.